Management of Financial Risk	12 Months Ended
Jan. 31, 2020
Nature of Operations and Going Concern
23. Management of Financial Risk
The Company’s financial instruments are exposed to certain risks, including credit risk, interest rate risk, liquidity risk and currency risk.

(a)	Credit risk

Credit risk is the risk of loss if a customer or third party to a financial instrument fails to meet its contractual obligations. The Company’s cash is held through reputable financial institutions in Canada and the U.S. The Company’s amounts receivable consists of receivables from its sub-lease of 285 Kesmark Street (Note 9). The carrying amount of cash and amounts receivable represent the maximum exposure to credit risk. As at January 31, 2020, this amounted to $3,303,002 (January 31, 2019 - $74,800; February 1, 2018 - $79,304).

(b)	Interest rate risk

Interest rate risk is the risk that fair values of future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Company is not exposed to interest rate risk.

(c)	Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet is financial obligations as they come due. The Company manages liquidity risk through the management of its capital structure (Note 24). Accounts payable and accrued liabilities, due to related parties and the current portion of lease liabilities are due within the current operating period.

(d)	Currency risk

Currency risk is the risk of loss due to fluctuation of foreign exchange rates and the effects of these fluctuations on foreign currency denominated monetary assets and liabilities. A 5% change in exchange rates will decrease the Company’s loss by approximately $1,400. The Company does not invest in derivatives to mitigate these risks.